INVESTMENTS	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS
NOTE 5 – INVESTMENTS

Artemis Therapeutics, Inc.

As of December 31, 2017, the Company owns 198,311 shares or 3.8% of the outstanding common stock of Artemis Therapeutics, Inc (“ATMS”).

The Company suspended its use of the equity method to accounting for this investment in 2007 after its investment balance was reduced to zero.

As of December 31, 2017 and 2016, the Company’s share of the underlying net assets of ATMS exceeds the Company’s carrying value of its investment in ATMS ($0 at December 31, 2017 and 2016) by $4 and $130, respectively. The market value of the Company's investment in ATMS as of December 31, 2017 and 2016 is $317 and $162 respectively.

The Company evaluated the increase in the stock price in 2017 of ATMS but as the amount of shares that are being traded is low, and as ATMS still does not have any revenue, the Company determined that the value of the investment is impaired and accordingly, valued the investment at zero as of December 31, 2017.

White Line B.V.

In March 2017 the Company invested an amount of $2,000 for 7,000 shares of White Line B.V., a limited company incorporated in the Netherlands. White Line is a holding and finance company. Because White Line B.V. is a private, closely-held company, there is no active market for this investment. Therefore, the Company accounts for this investment under the cost method. In October 2017, the Company invested additional amount of $1,500 for additional 5,000 shares aggregating to 10% ownership.

Should the value of this investment decrease, a company related to the main shareholder has guaranteed to repurchase this full investment at a minimum amount of $3,500. The guaranty is effective after three years of the date of purchase and terminates after five years.